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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               December 13, 2000 (Date of earliest event reported)

                              RADYNE COMSTREAM INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   0-11685               11-2569467
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)

                 3138 East Elwood Street, Phoenix, Arizona 85034
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 437-9620

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of Radyne ComStream Inc.'s press release dated December 13, 2000 titled "Radyne ComStream Acquires Armer Communications Engineering Services; Satellite Systems Integration Company Enhances Continued Worldwide Growth."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER   DESCRIPTION

99.1 Radyne ComStream Inc. Press Release dated December 13, 2000 titled "Radyne ComStream Acquires Armer Communications Engineering Services; Satellite Systems Integration Company Enhances Continued Worldwide Growth."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RADYNE COMSTREAM INC.
                                    (Registrant)



                                    /s/ Garry D. Kline
                                    --------------------------------------------
                                    (Signature)

                                    Garry D. Kline
                                    Chief Financial Officer

Date: December 20, 2000

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99.1     Radyne ComStream Inc. Press Release dated December 13, 2000 titled
         "Radyne ComStream Acquires Armer Communications Engineering Services;
         Satellite Systems Integration Company Enhances Continued Worldwide
         Growth."

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